Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonafide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

7.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

8.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
#1 SALES	AMC AUTO, INC.
1ST PLACE AUTO SALES, INC	AMERICAN AUTO BROKERS
29 AUTO MART	AMERICAN AUTO SALES
301 MOTORCARS	AMERICAR I
30TH AVE MOTORS, INC.	AMERICA’S CHOICE
410 MOTORING OF MARYLAND, INC.	AMERIFLEET INC.
44 AUTO MART	ANDERSON AUTOMOTIVE GROUP INC
500 AUTO SALES	ANDERSON TRUCK FARM INC
9TH AVENUE AUTOMOTIVE	ANDY CHEVROLET COMPANY
A & A AUTO	ANDY MOHR BUICK PONTIAC GMC
A & B MOTORS	ANDY SIMS BUICK, INC
A J’S AUTO IMPORTS	ANGELO MICHAEL TROY DBA
A. LEIKIN, INC.	ANTHONY WAYNE AUTO SALES
A+ AUTO SALES, LLC	APL OF ORLANDO, INC
A+ CARS SALES	APPLE LINCOLN MERCURY LLC
A1A AUTO SALES	APPROVAL AUTO CREDIT INC.
A1A TRUCK & AUTO CENTER, INC	ARCADIA CHEVROLET
AA AUTO SALES	ARCH ABRAHAM NISSAN LTD
AACC AUTO CAR SALES, INC	ARCH ABRAHAM SUZUKI
ABERNATHY’S AUTO SALES	ARIAN ENTERPRISES, INC
ABRAHAM BUICK, INC.	ARLINGTON AUTO SALES INC.
ABUNDANT LIFE AUTO, INC	ARRINTON AND BLOUNT FORD INC
ACA CAR COLLECTION	ASHEBORO HONDA MAZDA
ACURA OF ORANGE PARK	ASHEBORO NISSAN, INC
ADAMS AUTO WORLD, INC.	ATLANTA USED CARS CENTER, INC
ADAMS CAR & TRUCK SALES, INC.	ATLANTIC AUTO BROKERS
ADRIAN DODGE CHRYSLER JEEP	ATLANTIC AUTO SALES
ADVANT MOTORS	ATLAS IMPORTS ENTERPRISE INC
ADVANT MOTORS OF TAMPA LLC	AUSTIN MOTORS, INC
ADVANTAGE AUTO SALES &	AUTO 1 OF FLORENCE
AFFORDABLE RENTAL SALES	AUTO BANK
AGI AUTO BROKERS	AUTO BANK, INC.
AIRPORT CHEVROLET	AUTO BUY, INC
AL HENDRICKSON TOYOTA	AUTO CLEARINGHOUSE, INC.
AL PACKER FORD	AUTO CREDIT OF KENTUCKY
AL PACKER WHITE MARSH FORD	AUTO DEPOT USA
ALAN BESCO CARS AND TRUCKS	AUTO EXCHANGE ON NICHOLASVILLE
ALAN VESTER AUTO SALES	AUTO EXPO II
ALL AMERICAN FORD	AUTO EXPO INC
ALL BROTHERS, LLC	AUTO EXPRESS OF CINCINNATI
ALL CAR SALES & LEASING	AUTO EXPRESS OF WOODBRIDGE
ALL SEASONS AUTO SALES	AUTO FINDERS, INC.
ALL STAR MOTORS	AUTO GALLERY OF RICHMOND
ALL STATE MOTORS INC	AUTO IMAGE
ALLAN VIGIL FORD	AUTO IMPORTS OF MELBOURNE, INC
ALLANS SHOWCASE	AUTO JUNCTION
ALLEN TURNER AUTOMOTIVE	AUTO KING
ALPHA MOTOR SALES, INC.	AUTO LAND
ALPINE AUTO SALES	AUTO LIQUIDATORS OF TAMPA, INC
AMAR AUTO COMPANY, INC	AUTO MARKET, INC.

DEALER NAME	DEALER NAME
AUTO MART OF COLUMBIA INC	B.O.L. AUTOMOTIVES, INC
AUTO MART, INC.	BACHMAN SUTO GROUP, INC.
AUTO MAX, INC.	BAILEY AUTO SALES
AUTO MAXX, INC.	BA-KARS INC
AUTO ONE CORPORATION	BALTIMORE WASHINGTON AUTO
AUTO OUTLET , INC.	BANK AUTO SALES
AUTO RITE, INC	BARANCO PONTIAC GMC INC
AUTO SALES	BARBER CHEVROLET
AUTO SELECT	BASIC AUTO SALES
AUTO SHOWCASE MOTORCARS OF	BATTLEFIELD FORD MERCURY
AUTO STATION, INC.	BAUMANN CHRYSLER JEEP
AUTO TRUCK DEPOT	BAY AUTO WHOLESALE
AUTO USA	BAY IMPORTS
AUTO USA, INC	BCG MOTORS
AUTO WHOLESALE OUTLET INC.	BEACH AUTOS INC.
AUTO WISE AUTO SALES	BEDFORD AUTO WHOLESALE
AUTO WORLD	BEL AIR DODGE, INC.
AUTO WORLD, INC	BELL’S AUTO SALES
AUTO X SALES & LEASING CO.	BEN MYNATT CHEVY
AUTOBILITY, INC.	BENNETT AUTO BROKERS
AUTOHOUSE, INC.	BENNETT CHRYSLER
AUTO-LAND, INC.	BENSON NISSAN
AUTOLEASE AMERICA, INC	BEREA AUTO MALL
AUTOMACKS, INC.	BERMANS AUTOMOTIVE, INC.
AUTOMAX	BERT SMITH INTERNATIONAL
AUTOMAX OF LOUISVILLE II	BEST AUTO EXCHANGE
AUTOMAX OF ZEBULON	BEST BUY AUTO SALES
AUTOMAXX, LLC	BEST WEST AUTO
AUTOMERICA	BEXLEY MOTORCAR COMPANY LLC
AUTOMOTIVE WHOLESALE	BG SHARPER IMAGE AUTOMOTIVE
AUTOPLEX IMPORT	BICKEL BROTHERS AUTO SALES INC
AUTOS OF EASTGATE	BIG BLUE AUTOS, LLC
AUTOS OF WILLIAMSBURG, INC.	BIG O DODGE OF GREENVILLE, INC
AUTOS UNLIMITED	BIG THREE AUTO SALES
AUTO-SAIL	BILL BLACK CHEVROLET,
AUTOTECH OF VENICE, INC.	BILL BRANCH CHEVROLET
AUTOVILLE	BILL BRYAN IMPORTS, INC.
AUTOVILLE, USA	BILL BRYAN JEEP/EAGLE
AUTOWAY CHEVROLET	BILL BUCK CHEVROLET, INC
AUTOWAY FORD OF BRADENTON	BILL CURRIE FORD
AUTOWAY FORD OF ST PETE	BILL DELORD AUTOCENTER, INC.
AUTOWAY HONDA ISUZU	BILL DORATY KIA
AUTOWAY NISSAN	BILL HEARD CHEVROLET
AUTOWAY TOYOTA	BILL HEARD CHEVROLET CO.
AVERY MOTORS, INC.	BILL HEARD CHEVROLET INC
AVON PARK, LLC.	BILL LEGGETT AUTOMOTIVE, INC
A-Z AUTO CREDIT	BILL MARTIN CHEV-OLD-PONTIAC-
AZZA MOTORS, INC.	BILLS AUTO SALES & LEASING,LTD
B & D AUTO BROKERS, INC.	BILTMORE MOTOR CORP.
B & K PRE-OWNED CARS, INC,	BLACK’S AUTOMOTIVE GROUP
B & L CHAMPION MOTORS LLC	BLUE BOOK CARS
B & M MOTORCARS	BLUE GRASS AUTOMOTIVE, INC.

DEALER NAME	DEALER NAME
BNS USED AUTO CAR SALES	BYERLY FORD-NISSAN, INC.
BO WILLIAMS BUICK INC.	BYERS CHEVROLET LLC
BOB BELL FORD	BYERS CHRYSLER PLYMOUTH
BOB BENNETT FORD, INC	BYERS DUBLIN CHEVROLET
BOB BOAST DODGE	C & J AUTO SALES
BOB CALDWELL DODGE COUNTRY INC	C & J AUTO SALES INC.
BOB DANCE DODGE, INC	C.D.A.C.
BOB DANCE JEEP EAGLE	CALI-HABANA AUTO SALES CORP.
BOB KING MITSUBISHI	CALLAHAN AUTO SALES
BOB KING’S MAZDA	CALVARY CARS & SERVICE, INC
BOB MAXEY LINCOLN-MERCURY	CAMILLA CHEVROLET BUICK, INC.
BOB PRICE MOTORS, INC	CAMPBELL MOTORS, INC.
BOB STEELE CHEVROLET INC.	CANNON AND GRAVES AUTO SALES
BOBB CHEVROLET	CANTON CAR CONNECTION
BOBB DUNN FORD, INC	CANTON CARS & CREDIT, INC.
BOBBY WOOD CHEVROLET	CAPITAL CAR SALES & LEASING
BOMAR CORPORATION	CAPITAL SALES
BOSS MOTORS, INC.	CAR CITY AUTOS OF
BOWDITCH FORD, INC.	CAR CORRAL
BOYETTE AUTOMOTIVE SALES	CAR FACTORY OUTLET
BP AUTO BROKERS	CAR FINDERS OF SOUTH ATLANTA
BRAMAN HONDA OF PALM BEACH	CAR FINDERS, INC
BRANDON HONDA	CAR NATION, INC
BRANDON MITSUBISHI	CAR NET USA
BRANDON REEVES AUTO WORLD INC	CAR QUEST AUTO SALES, INC.
BRANIS MOTORS, INC	CAR STORE
BREAKAWAY HONDA	CAR TOWN KIA USA
BROADWAY AUTO SALES OF NEW	CAR TRADERS INC.
BROCKMAN AUTOMOTIVE	CAR ZONE
BRONDES FORD, INC	CARBIZ AUTOS
BROOKLYN FORD	CARBIZ, INC.
BROOKS AUTO SALES	CAREY PAUL FORD
BROWN MOTOR SALES	CAREY PAUL HONDA
BROWN’S QUALITY CARS INC.	CARIBBEAN AUTOMOTIVE RESALE
BRUCE CAMPBELL DODGE, INC.	CARIBBEAN MOTORS, INC.
BRUNSWICK AUTO MART	CARLISLE DODGE
BUCHANAN JENKINS HONDA,	CARMIKES, INC.
BUCKEYE FORD MERCURY, INC.	CARN AUTO SALES, INC.
BUCKEYE HONDA	CAROLINA AUTO CENTER, INC
BUCKEYE MOTORS	CAROLINA AUTO IMPORTS
BUD LAWRENCE INC	CAROLINA KIA
BUD WOLF CHEVROLET, INC.	CAROLINA KIA OF HIGHPOINT
BUDGET CAR SALES	CAROLINA MOTORCARS
BUDGET CAR SALES OF TAMPA	CAROLINA MOTORS
BUD’S NEPTUNE MOTORS	CAROLINA NISSAN INC.
BUNKY GANDY’S AUTO EXCHANGE	CARPORT SALES & LEASING, INC.
BURD FORD	CARQUEST OF STAFFORD, INC.
BURGER DODGE-CHRYSLER-JEEP,INC	CAR-RIGHT
BURNS CHEVROLET, INC	CARS AND CREDIT, INC.
BUTLER FORD	CARS TRUCKS AND SUV’S INC.
BUTLER HYUNDAI INC.	CARSOUTH.NET LLC
BY THE BOOK AUTO BROKERS	CARTERSVILLE CHEVROLET

DEALER NAME	DEALER NAME
CARUSO CHRYSLER	COGGIN NISSAN AT THE AVENUES
CASTRIOTA CHEVROLET GEO INC.	COGGIN PONTIAC GMC BUICK
CAT AUTO SALES, INC.	COGGIN PONTIAC-GMC
CBS QUALITY CARS, INC.	COKER AUTOMOTIVE SALES
CENTRAL AUTO MART, INC	COLE VALLEY MOTOR COMPANY
CENTRAL AUTO SALES	COLERAIN AUTO CENTER
CENTRAL AVE AUTO OUTLET, INC.	COLLECTION AUTO IMPORTS
CENTRAL CAROLINA NISSAN	COLLINS MOTOR SALES, INC
CENTRAL CAROLINA PRE-OWNED	COLUMBIA AUTO MALL
CENTRAL FLORIDA TOYOTA	COLUMBUS AUTO RESALE, INC
CENTRAL PONTIAC INC.	COMMUNITY AUTO SALES, INC.
CENTURY BUICK	COMO AUTO SALES & SERVICE INC.
CENTURY CAR CORP.	COMPLETE AUTO SALES & SVC, INC
CENTURY CAR CORPORATION	CONYERS HONDA
CERTIFIED AUTO FINANCE	CORAL SPRINGS HONDA, INC
CHAMPION CHEVROLET INC.	CORAL SPRINGS OLDSMOBILE, INC
CHAMPION DODGE	CORNERSTONE MOTORS, INC
CHARLOTTE HONDA - VW	COUGHLIN CHEVROLET-TOYOTA
CHEQUERED FLAG AUTO SALES, INC	COUNTRY CHEVROLET INC.
CHESROWN CHEVROLET BUICK,	COUNTRY CLUB CARZ
CHESROWN OLDSMOBILE GMC, INC	COUNTRY WAY AUTO SALES, INC.
CHEVROLET BUICK OF QUINCY INC.	COURTESY AUTO GROUP INC.
CHEVROLET OF DADE CITY	COURTESY CHRYSLER JEEP
CHOICE AUTOS INC	COURTESY FORD
CHOICE ENDEAVORS	COURTESY HYUNDAI, INC
CHRIS LEITH CHEVROLET	COURTESY NISSAN
CHRONIC INC.	COURTESY TOYOTA
CHRYSLER JEEP OF NORTH OLMSTED	COX CHEVROLET INC
CIENER-WOODS FORD	COX MAZDA
CITY ISUZU	CRAIG & BISHOP, INC.
CITY MITSUBISHI	CRAZY MOTORS CORP.
CITY MOTOR COMPANY	CREDIT AUTOMOTIVE CENTER, INC.
CITY MOTORS	CRESCENT FORD, INC
CITY USED CARS, INC	CRESTMONT CADILLAC
CLAPP PONTIAC, BUICK, GMC,	CRONIN MOTOR COMPANY, LLC
CLASSIC AUTOMOTIVE, INC.	CROWN AUTO DEALERSHIPS INC.
CLASSIC CARS DIRECT LLC	CROWN MOTORS OF TALLAHASSEE
CLASSIC FORD LINCOLN MERCURY	CROWN POINT AUTO
CLASSIC MOTORS	CRYSTAL MOTOR CAR COMPANY, INC
CLIFF’S AUTO SALES, INC.	CURRY HONDA
CLINTON FAMILY FORD	CYRUS MOTOR COMPANY
CLONINGER FORD, INC.	D & D MOTORS, INC.
COACH MOTORS, INC.	D & J AUTOMOTIVE
COASTAL CAR COMPANY OF PANAMA	D & L AUTO SALES
COASTAL CARS INC.	DAB INTERNATIONAL, INC
COASTAL MITSUBISHI	DADE JEEP CHRYSLER, INC.
COBB PARKWAY CHEVROLET	DALGLEISH CADILLAC-OLDS
COCONUT CREEK MITSUBISHI	DALTON AUTO SALES, LLC
COCONUT POINT FORD	DALTON MOTORS
COGGIN HONDA	DAN THOMAS PONTIAC, INC
COGGIN MOTOR MALL	DAN VADEN CHEVROLET, INC.
COGGIN NISSAN	DAN’S AUTO SALES

DEALER NAME	DEALER NAME
DARBY SOUTH	DOUGLAS JEEP, INC
DAVE GILL PONTIAC GMC	DOWNTOWN FORD, INC.
DAVID HODGES CARS & TRUCKS INC	DR DETAIL, LLC
DAVID SMITH AUTOLAND, INC.	DRAKE MOTOR COMPANY
DAYTON ANDREWS DODGE	DUHANEY MOTORS
DAYTON ANDREWS INC.	DUVAL MOTORCARS OF GAINESVILLE
DAYTONA MITSUBISHI	DWIGHT ADAMS AND SON, INC
DAYTONA TOYOTA	E CITY MOTORS, INC
DEACON JONES AUTO PARK	E Z AUTO SALES, INC.
DEACON JONES KIA	EAGLE BUICK, INC.
DEAN SELLERS, INC.	EAGLE ONE AUTO SALES
DEANS FIVE STAR AUTO’S. INC.	EARL OLDSMOBILE GMC TRUCK INC.
DEECO AUTO SALES	EARL TINDOL FORD, INC.
DELAND DODGE	EASLEY MITSUBISHI
DELAND FORD	EASTERN FLEET AUTO SALES
DELAND NISSAN	EASTGATE MOTORCARS, INC
DELAND TOYOTA	ECONOMY MOTORS, INC
DELUCA CHRYSLER JEEP, INC	ED HARRISON AUTO SALES INC.
DELUCA TOYOTA INC	ED HOWARD LINCOLN MERCURY INC.
DEPENDABLE AUTOMOTIVE, INC.	ED MARTIN PONTIAC GMC
DEREK SMITH AUTO SALES, INC.	ED SCHMIDT AUTOMOTIVE GROUP
DESTINYS AUTO SALES	ED SCHMIDT PONTIAC-GMC
DETROIT II AUTO FINANCE	ED TILLMAN AUTO SALES
DETROIT II AUTOMOBILES	ED VOYLES CHRYSLER-PLYMOUTH
DETROIT II AUTOMOBILES, INC	ED VOYLES HONDA
DEVOE PONTIAC BUICK GMC	ED VOYLES HYUNDAI
DG MOTORS	ED VOYLES MITSUBISHI
DH MOTORSPORTS, LLC	EDD LINDLEY AUTO SALES
DIAMOND CHEVROLET	EDDIE ANDRESON MOTORS
DIAMOND MOTORS OF DAYTONA	EDDIE CRAIGS EXPRESS
DICK KEFFER PONTIAC	EDWARDIA AUTO SALES
DICK KELLER AUTOMOBILE, INC.	EJ’S AUTO WORLD, INC.
DICK SCOTT KIA	ELITE CAR COMPANY, INC.
DIRECT AUTOMOTIVE	ELKIN CHRYSLER JEEP DODGE LLC
DISCOUNT AUTO BROKERS	ELLACOTT SHAKER VW, INC.
DISCOUNT AUTO SALES, INC	EMERALD AUTO SALES
DISCOUNT AUTOMART	ENTERPRISE CAR SALES
DISCOUNT MOTOR SALES	ENTERPRISE LEASING CO. OF ORL.
DISTINCTIVE AUTO GROUP, INC.	ENTERPRISE LEASING COMPANY
DJ PROPERTY INVESTMENTS, INC.	ENTERPRISE RENT A CAR OF
DMC AUTO EXCHANGE	ERIC DICKERSON BUICK, INC
DODGELAND OF COLUMBIA INC	ERIC HAYDEN MOTORS, LLC
DOLPHIN AUTOMOTIVE, INC	ERNIE HAIRE FORD
DON HEATH’S AUTO HAUS, INC.	ESSERMAN NISSAN LTD
DON HINDS FORD, INC.	ESTATE AUTO BROKERS, INC.
DON JACKSON LINCOLN	ESTILO AUTO CONSULTANTS, INC.
DON JACOBS USED CAR CENTER	EUROPEAN AUTO BROKERS
DON REID FORD INC.	EVANS USED CARS INC.
DONALD CRAIG MAZDA, ISUZU,	EXCALABUR AUTO EXCHANGE, INC
DONLEY FORD-LINCOLN-	EXCEPTIONAL MOTOR CARS, INC.
DOTSON AUTO CENTER, INC.	EXECUTIVE CARS, INC.
DOUGLAS AUTO MART, INC.	EXOTIC MOTOR CARRIAGES

DEALER NAME	DEALER NAME
EXOTIC MOTORCARS	FRED MARTIN CHEVROLET, INC
EXPO AUTO BROKERS, INC	FREEDOM CARS, INC.
EXTREME MACHINES LLC	FREEDOM DODGE CHRYSLER JEEP
F & W AUTO SALES	FREEDOM FORD INC
FAIRCHILD CHEVROLET	FREEDOM MOTORS, INC.
FAIRLANE FORD SALES, INC.	FREEDOM SUZUKI
FAIRWAY AUTO, INC.	FRIENDLY AUTO SALES
FAITH MOTORS, INC.	FRIENDLY KIA & ISUZU
FAMILY AUTO MART	FRONTIER MOTORS, INC.
FAMILY BUICK LLC	G & B MOTOR, INC
FAMILY FORD	G & H AUTO & TRUCK SALES
FAMILY KIA	G & L AUTO SALES
FAMILY MOTORS	G E A AUTO SALES
FAMILY MOTORS, INC.	GAINESVILLE FORD
FARGO TRUCK SALES	GALAXY ACCEPTANCE &
FARM & RANCH AUTO SALES INC.	GALLOWAY AUTOMOTIVE LLP DBA
FARRELL CHEVROLET KIA	GANLEY CHEVROLET, INC
FARRISH HYUNDAI, LLC	GANLEY CHRYSLER-JEEP, INC
FERMAN CHEVROLET	GANLEY DODGE
FERMAN CHEVROLET OF WAUCHULA	GANLEY DODGE WEST, INC
FERMAN CHRYSLER PLYMOUTH	GANLEY EAST, INC
FERMAN NISSAN	GANLEY LINCOLN MERCURY
FINAST AUTO SALES	GANLEY NISSAN
FINDLAY FORD LINCOLN	GANLEY OLDSMOBILE, INC.
FINISH LINE AUTO SALES, INC.	GANLEY, INC
FIRKINS C.P.J.S.	GARNER AUTO BROKERS
FIRKINS NISSAN	GARY MOULTON AUTO CENTER
FIRST CHOICE AUTO	GARY YEOMANS FORD
FIRST CHOICE AUTOMOTIVE INC	GARY’S AUTO SALES
FIRST COAST AUTO SALES OF	GATE CITY MOTOR COMPANY, INC.
FIRST STOP AUTO SALES	GATOR CHRYSLER-PLYMOUTH, INC.
FIRST TEAM ISUZU	GATSBYS MOTORCARS, INC.
FIVE POINTS TOYOTA, INC.	GENE GORMAN & ASSOC. INC. DBA
FLORIDA AUTO & TRUCK BROKERS	GENE NORRIS OLDS-GMC, INC.
FLORIDA AUTO CORP., INC,	GENERAL GMC TRUCK SALES &
FLORIDA AUTO EXCHANGE	GEORGE BALLAS BUICK GMC
FLOW CHEVROLET LLC	GEORGE MATICK CHEVY
FLOW MOTORS	GEORGE WAIKEM FORD, INC.
FLOW VOLKSWAGEN OF GREENSBORO	GEORGES ENTERPRISES, INC.
FOLEY’S AUTO SALES	GEORGIA STATE AUTO SALES INC
FOOTHILL FORD	GERMAIN CHEVROLET
FOOTHILLS FORD OF BELTON	GERMAIN FORD
FORD OF OCALA	GERMAIN NISSAN OF ALBANY, INC
FOREMAN MOTORS, INC.	GERMAIN OF SARASOTA
FORT MYERS MITSUBISHI	GETTEL NISSAN INC
FORT MYERS TOYOTA INC.	GETTEL TOYOTA
FOUNTAIN AUTO MALL	GIBSON TRUCK WORLD
FOUR STAR AUTO SALES	GINN MOTOR COMPANY
FOUR STAR AUTOMOTIVE SALES INC	GLASSMAN OLDSMOBILE, INC.
FRANK MYERS AUTO SALES, INC	GLEN BURNIE AUTO EXCHANGE, INC
FRANK NERO LINCOLN/MERCURY	GLOBAL AUTO SALES
FRANSISCO ENTERPRISES LLC	GLOBAL AUTOMOTIVE

DEALER NAME	DEALER NAME
GLOBAL LUXURY IMPORTS, INC.	HARBOR NISSAN
GOLD BAY CLASSICS	HARDY CHEVROLET
GOLD COAST IMPORT OUTLET	HARE CHRYSLER JEEP INC.
GOLD COAST MOTORS, LLC	HARE PONTIAC, BUICK, GMC, INC.
GOLDEN ISLES VOLVO	HARRELSON FORD, INC
GOLDEN OLDIES	HARRELSON HYUNDAI LLC
GOLDMARK AUTO GROUP	HARRELSON MAZDA, INC
GOOD RIDES, INC.	HART GREEN MOTORS LLC
GORDON AUTO WHOLESALE	HATCHER’S AUTO SALES
GORDON CHEVROLET, INC.	HATFIELD USED CAR CENTER
GORNO FORD	HAVANA FORD INC.
GRACE AUTOMOTIVE	HAWLEY MOTOR SALES, INC
GRAFTON DODGE, INC.	HAYES CHRYSLER D/J OF
GRAHAM AUTO SALES	HEARTLAND MOTORS
GRAND 54 AUTO SALES INC.	HEBRON AUTO SALES
GRANT MOTORS CORP.	HELLER CAR COMPANY, INC
GREAT AFFORDABLE AUTOS LLC	HENDRICK HONDA
GREAT LAKES AUTO SALES, INC.	HERITAGE AUTOMOTIVE OF
GREAT LAKES CITY FORD, INC.	HERITAGE CADILLAC-OLDS, INC.
GREAT NECK AUTO SALES	HERITAGE MOTORS OF
GREAT NORTHERN DODGE	HERITAGE VW, INC.
GREEN FORD, INC	HERNANDO MITSUBISHI
GREENBRIER C-P-J	HERNDON CHEVROLET, INC
GREENBRIER DODGE OF CHES, INC.	HERNDON QUALITY CARS INC.
GREENBRIER OLDS GMC PONTIAC	HI TECH AUTO SALES, INC.
GREENBRIER VW LLC	HIDY MOTORS INC/DBA HIDY HONDA
GREENE FORD COMPANY	HIGH POINT NISSAN
GREEN’S TOYOTA	HIGHLAND AUTO SALES INC.
GREENWAY CHRYSLER JEEP DODGE	HIGHWAY MOTORS INC.
GREENWOOD’S HUBBARD CHEVY OLDS	HILL KELLY DODGE, INC
GREG BELL CHEVROLET OLDSMOBILE	HILL OLDSMOBILE
GREGG ISAACS AUTO PARK	HILLMAN MOTORS, INC.
GRIFFIN MOTOR CO, INC	HILLSIDE AUTO SALES
GROGANS TOWNE CHRYSLER	HOLLAND ROAD AUTO SALES
GROULX GMC TRUCK, INC.	HOMETOWN AUTO MART, INC
GUARANTEE AUTO SALES	HOMETOWN AUTO SALES, INC.
GUARANTEE AUTOMAXX CORPORATION	HOMETOWN AUTO, INC.
GULF COAST AUTOS INC	HONDA CARS OF BRADENTON
GULF SOUTH AUTOMOTIVE	HONDA EAST
GULF WEST AUTOMOTIVE, INC.	HONDA MALL OF GEORGIA
GWINNETT PLACE DODGE	HONEYCUTT’S AUTO SALES, INC.
GWINNETT PLACE KIA	HOP’S AUTO SALES
H & H AUTO SALES	HOUSE ENTERPRISES, INC
H & H MOTORS, INC.	HUBERT VESTER FORD
H & M TIRE AND AUTO SALES, INC	HUBERT VESTER TOYOTA
H & R AUTO, INC.	HUBLER CHEVROLET CENTER INC.
HAINES CITY PARTNERS, LLC	HUBLER DODGE, INC.
HAKAN FINANCE CORP	HUBLER MAZDA WEST
HALL HONDA	HUBLER NISSAN, INC.
HAMLIN AUTO SALES	HUGHS AUTOMOTIVE
HAMPTON PARK ENTERPRISES, LLC	HWY 70 AUTO SALES INC
HANNA MOTORS, INC.	I 95 MOTORS

DEALER NAME	DEALER NAME
IMMACULATE AUTO	JO MAX AUTO SALES INC.
IMMKE AUTO GROUP, INC.	JOE PANIAN CHEVROLET
IMPERIAL MOTORS	JOE RICCI AUTO CENTER
IMPORT MOTORSPORT, INC	JOE RICCI DODGE OF
IMPORTS PERFORMANCE	JOEY D’S AUTO OUTLET
INDIAN RIVER AUTO WHOLESALERS	JOHN FINGER MAZDA
INDY MOTORWERKS	JOHN HIESTER CHEVROLET
INTEGRITY MOTORS OF VIRGINIA	JOHN JOCHEM CHEVROLET, INC.
INTERNATIONAL CAR PORT	JOHN M. LANCE FORD LLC
INTERNATIONAL MOTOR CARS SVC	JOHN NOLAN FORD
INTERSTATE AUTO	JOHNNY O’S AUTO WORLD
INTERSTATE CAR BROKERS, INC.	JOHNSON’S SELECT MOTORCARS
J & J MOTORS, INC.	JON HALL CHEVROLET INC.
J FRANK MOTORS, INC.	JONES CHRYSLER-DODGE, INC.
J. M. MATERA INC.	JOSEPH BUICK PONTIAC GMC TRUCK
J.F.B. AUTO, INC.	JOSEPH MOTORS
JA AUTO SALES, INC.	JOYCE BUICK PONTIAC
JACK BURFORD CHEVROLET, INC.	JULIANS AUTO SHOWCASE, INC.
JACK MATIA CHEVROLET	JUPITER MOTORS
JACK MAXTON CHEVROLET INC	JW AUTO & TRUCK SALES, INC.
JACK STONES CREEKSIDE SALES	K & B FINANCIAL SERVICES INC
JACKIES USED CARS INC.	K.O. ENTERPRISES OF
JAKE SWEENEY CHEVROLET, INC	KAISER PONTIAC BUICK GMC
JAKMAX	KAR G INC.
JAM VEHICLES, INC,	KAR SMART
JAMS AUTO MART, INC.	KARS OF LOUISVILLE, LLC
JARRETT FORD HAINES CITY	KARS WHEELS TO GO COMPANY
JARRETT FORD MERCURY	KDK AUTO BROKERS, INC.
JARRETT FORD OF PLANT CITY	KEFFER CHRY PLYM JEEP
JARRETT-GORDON FORD OF WINTER	KEFFER DODGE, INC
JAX AUTO WHOLESALE, INC.	KEFFER HYUNDAI
JAY PONIIAC BUICK	KEITH HAWTORNE FORD
JAY’S USED CARS, LLC.	KEITH PIERSON TOYOTA
JAZCARS, INC.	KELLER MOTOR SALES, LLC
JBA CHEVROLET/MITSUBISHI	KELLEY BUICK PONTIAC GMC
JC AUTOMAX	KELLY FORD
JD BELTWAY MOTOR SALES	KELLYS FIRST STREET AUTO SALES
JEFF SCHMITT AUTO GROUP	KEN CHANCEY SUZUKI, INC
JEFF SCHMITT BUICK, GMC	KENDALL MITSUBISHI
JEFF WYLER CHEVROLET, INC	KENNYS AUTO SALES, INC
JEFF WYLER TROTWOOD	KERNERSVILLE DODGE
JENKINS HYUNDAI OF BRADENTON	KERRY CHRYSLER JEEP
JENKINS NISSAN, INC.	KERRY FORD
JERRY HUNT AUTO SALES	KERRY NISSAN, INC.
JIM ELLIS VOLKSWAGEN, INC.	KERRY TOYOTA
JIM HUDSON MITSUBISHI	KETNER’S AUTO SALES
JIM PACE PONTIAC, INC	KEY CHRYLSER PLYMOUTH INC
JIM QUINLAN CHEVROLET	KIA AUTO SPORT
JIM SHELL AUTO SALES.COM	KIA MALL OF GEORGIA
JIM TIDWELL’S WORLD FORD	KIA OF GREER
JIMMIE VICKERS INC.	KIKI MOTORS, INC.
JM AUTO SALES, INC.	KINCAID AUTO SALES & SVC, LLC

DEALER NAME	DEALER NAME
KINGS FORD, INC	LIPTON TOYOTA
KINGS MOUNTAIN CHEVROLET, INC.	LIVONIA CHRYSLER JEEP, INC
KING’S NISSAN	LOGANVILLE FORD
KIRKS AUTO SALES	LOKEY NISSAN
KISTLER FORD, INC	LOKEY OLDSMOBILE INC
KNIGHTS TRUCK CENTER, INC.	LOTT MATHER BUICK PONTIAC GMC
KOALA T CARS OF BREVARD, INC.	LOU BACHRODT CHEVROLET
KOE-MAK CORP	LOU BACHRODT CHEVROLET INC.
KOONS USED CAR OUTLET	LOU SOBH BUICK PONTIAC
KOUZMAN, INC.	LOU SOBH FORD INC
KOZAK MOTOR SALES	LOU SOBH PONTIAC/BUICK/GMC
KRAFT MOTORCARS/NISSAN	LOVERING AUTO SALES
KRISTONE AUTOMOTIVE, INC.	LUXURY AUTO SALES
KUHN HONDA VOLKSWAGON	LUXURY LINES
KUHN MORGAN TOYOTA SCION	LYNCH IMPORTS, INC.
L & W MOTORS INC	LYNNHAVEN LINCOLN MERCURY
LA AUTO STAR, INC.	M & M AUTO WHOLESALE, INC.
LAKAAL PRE-OWNED AUTO, INC	M & M AUTO, INC.
LAKE PLACID MOTORCAR, INC.	M W AUTO SALES, INC.
LAKE WYLIE CHRYSLER JEEP	MACKENNEY AUTO SALES
LAKELAND AUTO MALL	MAGIC IMPORTS OF
LAKELAND TOYOTA INC.	MAHER CHEVROLET INC
LAKESIDE AUTO SALES, INC.	MAIN STREET MOTOR SALES
LANDMARK DODGE CHRY/PLYM	MAJESTIC MOTOR CARS, INC.
LARRY JAY IMPORTS, INC	MAJOR MOTORS SALES
LARRY’S CAR CONNECTION	MALCOLM CUNNINGHAM FORD
LARRY’S USED CARS	MALUDA AUTO SALES
LASH AUTO SALES, INC.	MANATEE MOTORS
LAW AUTO SALES, INC	MANN CHRYSLER, PLYMOUTH, DODGE
LAWRENCE TUTTLE & SONS, INC.	MANN MOTORS, LLC
LAWSON AUTO SALES	MANNIX MOTORS
LEE A. FOLGERS, INC.	MARIETTA DODGE, INC
LEE AUTO SALES	MARK CHEVROLET
LEE’S AUTO SALES	MARK MOTORS
LEE’S AUTO SALES, INC	MARLOWE-WERNER PONTIAC
LEGACY AUTO SALES, INC.	MARLOZ OF HIGH POINT
LEGACY CAR SOURCE, INC.	MAROONE CHEVROLET
LEGEND AUTOMOTIVE SALES, INC.	MAROONE FORD OF MARGATE
LEHMAN TOYOTA	MAROONE HONDA OF MIAMI
LEITH FORD	MAROONE NISSAN
LEITH MITSUBISHI	MAROONE TOYOTA
LES STANFORD CHEVROLET	MARSHALL FORD
LIBERTY AUTOMOTIVE GROUP, INC.	MARTIN MOTORS
LIBERTY FORD SOUTHWEST, INC	MARVIN MOTORS
LIBERTY FORD, INC	MARV’S CARS, INC
LIBERTY LINCOLN MERCURY,	MASON AUTO SALES, INC
LIBERTY LINCOLN MERCURY, INC.	MASTERS AUTO SALES
LIBERTY PONTIAC GMC TRUCK, INC	MATHEWS FORD INC.
LIGHTHOUSE AUTO SALES	MATHEWS FORD OREGON, INC
LINCOLN MERCURY DAYTON	MATIA MOTORS, INC
LINDELL MAZDA	MATTHEWS MOTORS INC.
LINDSAY ACURA	MAXIE PRICE CHEVROLETS OLDS,

DEALER NAME	DEALER NAME
MAXIMUM DEALS, INC.	MOTORWERKS OF TOLEDO, LLC
MCCOTTER FORD INC	MR. J’S AUTO SALES, INC.
MCGHEE AUTO SALES INC.	MR. KLEAN KARS AUTO SALES, INC
MCGUINNESS II, INC.	MT. CLEMENS DODGE
MCGUIRE AUTO CENTER	MT. CLEMONS DODGE, INC
MCKENZIE MOTOR COMPANY, INC,	MULLINAX FORD N CANTON, INC.
MCKINNA AUTO SALES	MURPHY MOTOR COMPANY
McNAMARA PONTIAC, INC.	MUSTANG MOTORING
MCVAY MOTORS, INC.	MY CAR
MEDINA IMPORTS LLC	MY THREE SONS AUTO SALES
MELBOURNE TRUCK & AUTO	NALLEY INFINITI
MELTON MOTORS, INC.	NALLEY ROSWELL CHRYLSER-JEEP
MENTOR IMPORTS,INC.	NAPELTON CHRYSLER JEEP DODGE
MEROLLIS CHEVROLET SALES	NAPLES AUTOMOTIVE GROUP INC
METRO CAR COMPANY	NAPLES DODGE
METRO HONDA	NAPLETON’S NORTH PALM AUTO PK
METRO USED CARS	NATIONAL AUTO SALES 1
METROLINA S & H AUTO SALES INC	NATIONAL CAR MART, INC
MIAMI MOTORS	NATIONAL MOTOR CARS
MICHAEL HOLLEY CHEVROLET	NATIONS AUTO GROUP, LLC
MICHAEL’S AUTO	NATIONWIDE FLEET
MICHAELS AUTO SALES	NEW HOPE AUTO SALES, INC.
MICHAEL’S AUTO SALES	NEW MILLENNIUM AUTO SALES, INC
MICHAEL’S IMPORTS	NEWBERRY AUTOPLEX
MID ATLANTIC AUTO GROUP	NEWTON MOTORS
MID STATE MOTORS, INC	NEWTON’S AUTO SALES, INC.
MID TOWNE MOTOR CO,	NICHOLAS FORD, INC.
MID-TOWNE AUTO CENTER, INC.	NICK MAYER LINCOLN MERCURY INC
MIKE DAVIDSON FORD	NIMNICHT CHEVROLET
MIKE ERDMAN MOTORS, INC.	NISSAN OF BRANDON
MIKE ERDMAN TOYOTA	NORRIS CHEVROLET BUICK, LLC
MILES AUTO CARE	NORSIDE IMPORTS
MILESTONE MOTORS, L.L.C.	NORTH FLORIDA AUTO INC.
MILLENIUM AUTOMOTIVE GROUP	NORTH FULTON MOTORS, INC.
MILLENNIUM MOTORS, INC.	NORTH HILLS AUTO SALES
MILLENNIUM MOTORS, LLC	NORTH POINT CHRYSLER JEEP
MILLER MOTOR CARS	NORTHERN NECK CHEV-PONTIAC INC
MINCER MOTORS, INC.	NORTHGATE AUTO SALES
MINI-MAX MOTORS	NORTHPOINTE AUTO SALES
MINT CONDITION AUTO SALES, INC	NORTHSTAR AUTOMOTIVE INC
MINTON MOTORS	OASIS MOTORS
MNC MOTORS, INC.	O’BRIEN AUTO CENTER
MODERN CHEVROLET	OCEAN AUTO BROKERS
MODERN CORPORATION	OHIO AUTO CONNECTION, INC.
MODERN TOYOTA	OLD DOMINION AUTO SALES
MONTGOMERY FORD	OLD SOUTH SALES INC.
MORGAN DODGE JEEP	OLSON MOTORS, INC.
MORRIS PONTIAC GMC	ONLINE AUTO BROKERS, LLC
MOTLEY MOTORS, INC.	ORANGE AUTO SALES, INC
MOTOR CAR CONCEPTS II	ORANGE AUTOMART INC.
MOTOR CITY AUTOMOTIVE, INC.	ORLANDO AUTO SPECIALISTS, INC
MOTOR SPORTS, INC.	ORVILLE BECKFORD

DEALER NAME	DEALER NAME
OSWALD WHOLESALE ENTERPRISE	PREMIER AUTO BROKERS, INC.
OXMOOR HYUNDAI	PREMIER AUTO MART, INC
PALAFOX MOTORS, INC.	PREMIER AUTO SALES OF GREER
PALM BAY CHEVROLET	PREMIER AUTO,INC
PALM BAY FORD	PREMIER MOTORCAR GALLERY
PALM BAY MOTORS	PRE-OWN SELECT AUTO SALES, INC
PALM BEACH AUTOMALL	PREOWNED CAR CONNECTION INC
PALM BEACH TOYOTA	PRE-OWNED CONNECTION
PALM CHEVROLET	PRESITGE FORD OF DAYTON, INC.
PALMER DODGE WEST, INC.	PRESTIGE LINCOLN MERCURY, INC
PALMETTO AUTOMOTIVE	PRESTIGE NISSAN
PANHANDLE AUTOMOTIVE INC.	PRESTON FORD
PARAGON PRE-OWNED CENTER	PRESTON HYUNDAI
PARK AUTO MALL, INC	PRICED RIGHT CARS, INC
PARKER CADILLAC-OLDSMOBILE-	PRIDE MOTORS
PARKS AUTOMOTIVE, INC	PUGMIRE ISUZU
PARKS CHEVROLET - GEO	PUNTA AUTO SALES, INC.
PARKS CHEVROLET, INC	PUTNAM CITY MOTORS, INC
PASCO AUTO MART, INC.	QUALITY AUTO BROKERS, INC.
PATRICK O’BRIEN JR CHEVROLET	QUALITY CAR COMPANY
PATTERSON AUTOMOTIVE, INC.	QUALITY IMPORTS
PAUL MILLER FORD, INC.	QUALITY IMPORTS, INC
PAYLESS CAR SALES	QUALITY WHOLESALE CARS, INC
PEARSON FORD, INC.	QUICK CAR SALES
PEFFLEY FORD, INC	R.K. CHEVROLET
PELFREY TRUCK AND CAR SOURCE	R.K. TOYOTA
PENSACOLA AUTO BROKERS, INC	RAES AUTO MART
PENSACOLA AUTO DEPOT	RAIMERS MOTORS INC.
PENSACOLA AUTO MART, INC.	RAM AUTO SERVICE, INC
PERRY CAR CONNECTION	RANDY GRIFFIN ENTERPRISES, INC
PETE MOORE IMPORTS, INC	RAVEN’S AUTO SALES, INC.
PETTIES, INC.	RAY CARTER KIA OF KINGSLAND
PGM AUTO SALES, INC.	RAY SKILLMAN FORD INC.
PHIL STEINLE CHEVROLET BUICK	RAY SKILLMAN OLDSMOBILE AND
PHILLIPS BUICK PONTIAC GMC INC	RC HILL MITSUBISHI
PHILLIPS CHRYSLER-JEEP, INC	REAL MOTORCARS, INC.
PIMLICO MOTORS	RED HOAGLAND PONTIAC GMC INC
PINNACLE AUTO GROUP	REED NISSAN
PINNACLE LINCOLN MERCURY	REGAL FORD, INC
PLAINFIELD AUTO SALES, INC.	REGAL PONTIAC, INC.
PLATINUM AUTO WORLD	REGENCY DODGE
PLATINUM MOTORS	RELIABLE USED CARS
PLATTNER AUTOMOTIVE OF VENICE	RENOWNED AUTO SALES
PLATTNER’S	RICE TOYOTA
PLAZA DODGE INC.	RICHARD’S AUTO SALES
PLAZA FORD LINCOLN MERCURY INC	RICK CASE ATLANTA
POMOCO USED	RICK’S AUTO SALES INC.
PONDELLA AUTO MALL, INC	RIDE ONE AUTO SALES
PONDELLA AUTO WHOLESALE	RITEWAY AUTO SERVICE & SALES
POTAMKIN HYUNDAI, INC.	RMG PALM BEACH
PRECISION TOYOTA	ROADWAY AUTO SALES, INC
PREFERRED USED CARS, INC	ROBY AUTOGROUP, LLC

DEALER NAME	DEALER NAME
ROCK CITY AUTO SALES & SVC,INC	SHADY GROVE AUTO SALES
RODGERS CHEVROLET, INC	SHAMBURG AUTO SALES
ROGER DEAN CHEVROLET-GEO	SHARPNACK FORD
RON HAUS AUTO GROUP, INC.	SHARPNACK II CHEVROLET OLDS-
RON SLIVKA BUICK	SHEEHAN PONTIAC
ROSE CITY MOTORS	SHEEHY FORD MERCURY
ROUEN LINCOLN MERCURY	SHOWCASE AUTOS, INC
ROUTE 29 MOTORS	SHOWCASE SELECT IMPORTS
ROUTE 4 AUTO STORE	SHUMAKER MOTORS INC.
ROWE AUTO, LLC	SIGNATURE AUTO SALES
ROY O’BRIEN, INC	SIMS BUICK PONTIAC, LLC
ROYAL AUTO SALES	SMART CARS, INC
ROYAL OAK FORD SALES, INC.	SMITHFIELD CHEVROLET JEEP
ROYAL PALM AUTO SALES INC.	SOBH/LOCKLEAR CHEVROLET OF
ROYAL VOLKSWAGON	SONNY HANCOCK
RUSTY’S PLACE, INC	SONNY HANCOCK HYUNDAI
RYAN’S AUTO SALES	SOUTH GEORGIA AUTO SALES
S & A AUTO CAR SALES, INC.	SOUTHEAST FINANCIAL FUNDING
S & E AUTO SALES	SOUTHERN AUTO & TRUCK BROKERS
S S & M AUTOMOTIVE	SOUTHERN PRIDE AUTO SALES, INC
SABISTON MCCABE AUTO SOLUTIONS	SOUTHERN SELECT AUTO SALES
SAM SWOPE AUTO GROUP LLC/JUST	SOUTHERN STATES NISSAN, INC.
SAMSON’S USED CARS INC.	SOUTHERN TRUST AUTO SALES
SANDERS AUTO SALES LLC	SOUTHFIELD JEEP-EAGLE, INC.
SANDWOOD COMPANY, INC.	SOUTHFIELD QUALITY CARS, INC.
SANFORD FORD LINCOLN—MERCURY	SOUTHSIDE AUTOS
SANSING CHEVROLET, INC	SOUTHSIDE DODGE
SARASOTA FORD	SOUTHTOWNE
SATURN OF CLEARWATER	SPACE COAST HONDA
SATURN OF DAYTONA, INC	SPARTANBURG DODGE
SATURN OF GREENSBORO	SPEED AUTO SALES
SATURN OF ORANGE PARK	SPEEDWAY DODGE
SATURN OF RALEIGH	SPEEDWAY KIA
SATURN OF REGENCY	SPIRIT FORD INC
SATURN OF ROSWELL	SPITZER AUTOWORLD
SATURN OF ST PETE	SPITZER BUICK, INC.
SATURN OF TALLAHASSEE, INC	SPITZER KIA
SATURN OF WINSTON SALEM LLC	SPITZER LAKEWOOD, INC
SATURN SW FLORIDA LLC DBA	SPITZER MOTOR CENTER, INC.
SCHUMACHER AUTOMOBILE, INC	SPITZER MOTOR CITY
SCOTT BUICK	SPORTS AND IMPORTS, INC.
SEASIDE AUTO SALES, LLC	SPRINT AUTO SALES, INC.
SECOND CHANCE MOTORS	ST JOHNS GM SUPERSTORE
SELECT AUTO EXCHANGE, INC.	STAN EGANS AUTO WORLD, INC.
SELECT AUTOHAUS LLP	STANDIFORD FIELD CAR
SELECT IMPORTS	STAN’S AUTO WORLD
SELECT MOTORCARS. INC.	STAR AUTO SALES
SELECT WHEELS	STAR CARS, INC.
SEMINOLE SUBARU INC.	STAR SUZUKI CONYERS
SEQUOIA AUTO MART, INC.	STAR SUZUKI MALL OF GA
SERPENTINI CHEVROLET, INC.	STARRS CARS AND TRUCKS, INC
SEXTON AUTO SALES, INC	STATE AUTO SALES

DEALER NAME	DEALER NAME
STEARNS MOTORS OF NAPLES	TEAM NISSAN OF MARIETTA
STERLING MOTORS	TEAM SUZUKI
STEVE CASTRUCCI AUTOMOTIVE,INC	TEAM TOYOTA
STEVE SORENSON CHEVROLET INC.	TED’S AUTO SALES, INC.
STIVER’S CHRYSLER JEEP INC	TERRY CRAMER & SONS, INC.
STIVER’S LINCOLN MERCURY, INC	TERRY CULLEN CHEVROLET
STRICKLAND’S USED CARS, INC	TERRY’S AUTOMOTIVE, INC
STRICKLAND’S USED CARS, INC.	THE 3445 CAR STORE, INC.
STRIDER BUICK, GMC, SUBARU	THE AUTO COLLECTION USA
STU’S PREOWNED INC	THE AUTO MARKET SALES &
SUBARU OF JACKSONVILLE INC.	THE AUTO PLACE
SUBURBAN PONTIAC CADILLAC INC	THE AUTO SOURCE, INC
SULLIVAN PONTIAC CADILLAC GMC	THE AUTO STORE
SUMMERLIN MOTORS	THE CAR CABANA OF
SUN HONDA	THE CAR COMPANY, INC
SUN TOYOTA	THE CAR CONNECTION, INC.
SUNBELT HONDA	THE CAR DEPOT
SUNCOAST AUTO BROKERS AND	THE CAR LOT
SUNCOAST AUTO CENTER, INC.	THE CAR SHACK
SUNCOAST AUTO OUTLET, LLC	THE CAR SHOP
SUNCOAST CHRYSLER PLYMOUTH	THE CAR STORE INC.
SUNCOAST FORD	THE CARPORT
SUNRISE AUTO SALES LLC	THE KIA STORE
SUNSET DODGE, INC	THE MINIVAN STORE
SUNSET MOTORS, INC	THE PRE-OWNED CAR STORE, INC.
SUNSHINE AUTO GROUP II, INC	THE ROBKE FORD COMPANY
SUPER AUTO SALES	THE SUPERSTORE ON NEW CIRCLE
SUPER MOTORS OF ARLINGTON	THE TRUCK JUNCTION, INC
SUPER SAVINGS AUTO SALES	THE TRUCK LINK, LLC
SUPER SPORTS & IMPORTS	THE USED CAR STORE
SUPERIOR ACQUISITION, LLC	THOMAS & SON INC.
SUPERIOR AUTO SALES	THOMAS AUTO SALES, INC
SUPERIOR AUTO SALES, INC.	THOMAS CHRYSLER PLYMOUTH
SUPERIOR CHEVROLET	THOMAS USED CARS
SUPERIOR RENTAL CAR SALES	THOMASVILLE HONDA
SUTHERLIN NISSAN	THOMASVILLE SALES COMPANY
SWEENEY CHRYSLER DODGE JEEP	THOMPSON CADILLAC
SWILLEY CADILLAC PONTIAC	THORNTON CHEVROLET, INC
TACKA MOTORS, INC.	THOROUGHBRED CHEVROLET, INC.
TAG TEAM ENTERPRISES	THRIFTY CAR SALES
TALLAHASSEE LINCOLN MERCURY	THURSTON FLEET SALES
TAMIAMI FORD, INC.	TIM LALLY CHEVROLET, INC
TAMPA BAY AUTO MALL	TJ’S AUTO SALES, INC.
TAYLOR AUTO SALES, INC.	TNT USED AUTO SALES, INC.
TAYLOR CHEVROLET	TOAST AUTO SALES
TAYLOR FORD, INC.	TOM GIBBS CHEVROLET INC.
TAYLOR MORGAN INC	TOM JUMPER CHEVROLET INC
TAYLOR TOYOTA OF BOARDMAN	TOM O’BRIEN CHRYSLER JEEP
TEAM 1 PREOWNED AUTOMOBILES	TOM PRANGE AUTO VILLAGE, INC.
TEAM CHEVROLET OLDSMOBILE	TOM WOOD FORD
TEAM CHRYSLER INC.	TOM WOOD NISSAN, INC.
TEAM FORD AT NORTHPOINT	TOM WOOD TOYOTA, INC.

DEALER NAME	DEALER NAME
TOWN & COUNTRY AUTO SALES, LLC	USA AUTO CENTER INC.
TOWN & COUNTRY DODGE, INC	USA AUTO DEALERS, INC.
TOWN & COUNTRY FORD, INC.	USED CAR SUPERMARKET
TOWN CENTER KIA	USED CARS INC, II
TOWN N COUNTRY	VAL WARD CADILLAC, INC.
TOWNE EAST AUTO	VALUE AUTO STORE
TOWNSEND MOTORS, INC	VANN YORK NISSAN, INC.
TOYOTA AT THE AVENUES INC	VANN YORK PONTIAC BUICK GMC
TOYOTA OF DURHAM	VANN YORK PONTIAC, INC.
TOYOTA OF GREENVILLE, INC	VANN YORK TOYOTA, INC
TOYOTA OF GREER	VARIETY AUTO BROKERS, INC.
TOYOTA OF LAKE NORMAN	VATLAND OLDS PONTIAC GMC
TOYOTA OF LOUISVILLE, INC.	VENICE NISSAN DODGE, INC
TOYOTA OF RICHMOND	VERO BEACH CHRYSLER
TOYOTA OF WINTER HAVEN	VESTER NISSAN, INC.
TOYOTA WEST	VETERAN’S AUTO SALES
TREADWAY CHRYSLER DODGE JEEP	VIC BAILEY LINCOLN MERCURY
TREASURE COAST AUTO SALES,INC.	VICAR MOTORS OF ORLANDO INC.
TREASURE COAST IMPORTS LLC	VICTORY AUTO BROKERS, INC.
TRI COUNTY CARS, INC.	VICTORY CHEVROLET LLC
TRI COUNTY CHEVROLET & OLDS-	VILLAGE AUTO OUTLET INC
TRI COUNTY MOTORS	VILLAGE MOTORSPORTS
TRIAD AUTO INC.	VIN DEVERS, INC
TRIAD DODGE, INC	VINCE WHIBBS PONTIAC-GMC
TROPHY AUTOMOTIVE	VIP AUTO SALES
TROPICAL AUTO SALES	VIP MOTORS
TROPICAL FORD	VIRGINIA MOTOR COMPANY
TROPICAL SUN MOTORS	VISION AUTOMOTIVE, INC.
TROUTMAN MOTORS	VIZACHERO MOTORS
TRUCK & RV WORLD	VLAHOS AUTO SALES, INC.
TRUCK AUTHORITY	VOLUSIA AUTOMOTIVE, LLC
TRUCK HEAVEN USA	VWK AUTO SALES, INC.
TRUCKS ETC, INC	WADE FORD INC
TUFF TRUCKS & EQUIPMENT	WADE RAULERSON
TURN-KEY AUTOS LLC	WAIKEM MOTORS, INC
U RIDE AUTO SALES	WALKER FORD CO., INC.
U SAVE AUTO	WALLACE NISSAN
U.S. AUTO GROUP, INC.	WALSH AUTO BODY, INC
ULTIMATE IMAGE AUTO, INC	WALT SWEENEY FORD, INC
UNDER THE BOOK AUTO SALES, INC	WALTERS NEW CAR ALTERNATIVE
UNITED AUTO IMPORTS, INC.	WALT’S AUTO SALES LLC
UNITED AUTO RENTAL & SALES,INC	WAYNE AUTO WORLD, INC
UNITED AUTO, LLC	WAYNE THOMAS CHEVROLET, INC.
UNITED CARS OF ARLINGTON, INC	WEINLE AUTO SALES
UNITED SALES AND LEASING, INC	WESLEY CHAPEL NISSAN
UNIVERSAL FORD SALES, INC.	WEST COAST AUTO SALES, INC.
UNIVERSITY AUTO & TRUCK	WEST COAST CAR & TRUCK SALES
UNIVERSITY CHEVROLET LLC	WEST PALM NISSAN, INC
UNIVERSITY CHEVROLET, INC	WEST SIDE TOYOTA
UNO AUTO SALES	WESTPORT AUTO, INC.
UPSTATE MOTOR COMPANY	WESTSIDE AUTO WHOLESALE
US MOTORS	WHEELS FOR SALE BY OWNER &

DEALER NAME
WHITES AUTOMOTIVE CO
WHITMAN FORD
WHOLESALE MOTORS
WHOLESALE NATION AUTOMOTIVE
WIGGAM WHOLESALE
WILDERNESS AUTO SALES, INC.
WILLIAM LEHMAN MITSUBISHI
WILLIAMS MOTOR COMPANY, INC.
WILLOW LAWN AUTO
WILSON AUTO SALES, INC
WILSON’S AUTO FINANCE & SALES
WINDER AUTOMAX, INC.
WING AUTO SALES, INC
WINTER HAVEN CHRYSLER PLYMOUTH
WINTER PARK AUTO MALL CORP
WINTER PARK DODGE, INC.
WOODY’S AUTO SALES, INC
WORLD CLASS AUTO SUPERSTORE
WORLD FORD PENSACOLA
WORLD FORD STONE MOUNTAIN
WORLEY AUTO SALES
WRAY AUTOMOTIVE, INC
YARK AUTOMOTIVE GROUP, INC
YODERS HARTVILLE AUTO SALES